UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant To Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 3, 2005

                         WATSON WYATT & COMPANY HOLDINGS
             (Exact name of registrant as specified in its charter)


           Delaware                        001-16159              52-2211537
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)

              1717 H Street NW                                   20006-3900
                Washington, DC
    (Address of principal executive offices)                     (Zip Code)



                                 (202) 715-7000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

                  In a press release on February 3, 2005, Watson Wyatt & Company Holdings, Inc. (the "Company") announced and commented on its financial results for the second quarter of 2005 ended December 31, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01         Financial Statements and Exhibits.

(c) Exhibits.     The following exhibit is furnished with this report:


                  Exhibit No.       Description
                  99.1              Watson Wyatt & Company Holdings, Inc.'s
                                    earnings release for the second quarter
                                    of 2005.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Watson Wyatt & Company Holdings

(Registrant)


Date:    February 3, 2005      BY:  /s/ John J. Haley
                                    -----------------
                                    John J. Haley
                                    President and Chief Executive Officer

Date:    February 3, 2005      BY:  /s/ Carl D. Mautz
                                    -----------------
                                    Carl D. Mautz
                                    Vice President and Chief Financial Officer